Exhibit 32.1


                   SUNCREST GLOBAL ENERGY CORP.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

       I, John W. Peters, Principal Executive and Financial Officer of Suncrest Global Energy Corp. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the annual report on Form 10-KSB of the Company for the year ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   October 15, 2003
                                   /s/ John W. Peters
                                   _________________________________________
                                   John W. Peters
                                   Principal Executive and Financial Officer